EXHIBIT 99.2

AXCELIS TECHNOLOGIES, INC.

Certification of the Chief Executive Officer and the Chief Financial Officer
Pursuant to Section 1350 of Chapter 63 of title 18 of the United States Code

The undersigned Chief Executive Officer and Chief Financial Officer of Axcelis Technologies, Inc., a Delaware corporation, hereby certify, for the purposes of Section 1350 of Chapter 63 of title 18 of the United States Code (as implemented by Section 906 of the Sarbanes-Oxley Act of 2002) as follows:

     This Form 10-Q quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned have executed this Certification as of August 12, 2002.

/s/ Mary G. Puma

Mary G. Puma
Chief Executive Officer of Axcelis Technologies, Inc.

/s/ Cornelius F. Moses, III

Cornelius F. Moses, III
Chief Financial Officer of Axcelis Technologies, Inc.